SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 674-4600

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release dated October 30, 2003, issued by Dover Downs Gaming & Entertainment, Inc. (the “Registrant”).

99.2                           Reconciliation of Operating Earnings to EBITDA

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 30, 2003, the Registrant issued a press release announcing the Registrant’s financial results for the third quarter ended September 30, 2003.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: October 30, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 30, 2003, issued by Dover Downs Gaming & Entertainment, Inc.
99.2	Reconciliation of Operating Earnings to EBITDA